INDEXIQ TRUST

IQ Hedge Multi-Strategy Plus Fund

(the “Fund”)

Supplement dated April 19, 2018 (“Supplement”) to the
Summary Prospectus and Prospectus dated August 29, 2017, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectuses.

1.	Effective April 30, 2018, James Harrison will join Greg Barrato as a portfolio manager of the Fund. Paul (Teddy) Fusaro will no longer serve as a portfolio manager of the Fund. All references to Mr. Fusaro are deleted in their entirety.

2.	The section of the Summary Prospectus entitled “Portfolio Manager” is deleted in its entirety and replaced with the following:

The professionals who are currently primarily responsible for the day-to-day management of the Fund are Greg Barrato and James Harrison. Mr. Barrato, Senior Vice President of the Advisor, has been a portfolio manager of the Fund since its inception and Mr. Harrison has been a portfolio manager of the Fund since April 2018.

3.	The second and third paragraphs of the section of the Prospectus entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

The portfolio managers who are currently primarily responsible for the day-to-day management of the Funds’ portfolios are Greg Barrato and James Harrison.

James Harrison has been a member of the portfolio management team of the Advisor since 2015. Prior to joining the Advisor, Mr. Harrison served as trading assistant, operations specialist and sales assistant at Cuttone & Company from 2010 to 2015. Mr. Harrison is a graduate of St. Lawrence University.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

MEIQH16c-04/18